THE PIA
                                  INCOME FUNDS

                          (MONTEREY MUTUAL FUND LOGO)

                              P R O S P E C T U S
                                 MARCH 31, 1999

                              P R O S P E C T U S
                                 MARCH 31, 1999


                              THE PIA INCOME FUNDS

The PIA Income Funds are three no load mutual funds in the Monterey Mutual Fund family.

                           The PIA Income Funds are:

                   PIA Short-Term Government Securities Fund
                           PIA Total Return Bond Fund
                              PIA Global Bond Fund



         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the PIA Income Funds invest and the services they offer to shareholders.


                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.


                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970


        The PIA Income Funds are distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS
                                                                       Page
Questions Every Investor Should Ask Before
  Investing in the PIA Income Funds ..................................    1
Fees and Expenses.....................................................    5
Investment Objective, Strategies and Risks............................    7
Management of the Funds...............................................    9
The Funds' Share Price ...............................................   11
Purchasing Shares.....................................................   12
Redeeming Shares......................................................   14
Exchanging Shares.....................................................   17
Dividends, Distributions and Taxes....................................   18
Financial Highlights..................................................   19

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                       INVESTING IN THE PIA INCOME FUNDS



1.  WHAT ARE THE FUNDS' GOALS?

  PIA SHORT-TERM GOVERNMENT SECURITIES FUND

  The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  PIA TOTAL RETURN BOND FUND

  The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market.

  PIA GLOBAL BOND FUND

  The Global Bond Fund seeks a high level of current income through investing in bonds denominated in U.S. dollars and other currencies.

2.  WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

  Each of the PIA Income Funds invests primarily in debt securities, although they differ significantly in the types of debt securities in which they primarily invest. The table below illustrates the differences among the PIA Income Funds.


                                           SHORT-TERM GOVERNMENT FUND             GLOBAL BOND FUND      TOTAL RETURN BOND FUND
                                           --------------------------             ----------------      -----------------------
 1.Is investing in U.S.                               Yes                               Yes                       Yes
   Government securities
   a primary investment strategy?
 2.Is investing in debt securities                     No                               Yes                       No
   issued by foreign government
   entities or international
   organizations supported by
   governmental entities a
   primary investment strategy?
 3.Is investing in debt securities                     No                               Yes                       Yes
   issued by U.S. corporations a
   primary investment strategy?
 4.Is investing in mortgage-backed                    Yes                               Yes                       Yes
   or asset-backed securities
   a primary investment strategy?

  The PIA Income Funds also differ in the credit quality of the securities in which they invest. The Short-Term Government Fund primarily invests in U.S. Government securities but may also invest in securities rated A or better by a nationally recognized rating agency. The Global Bond Fund may invest in securities rated lower than A but will not hold more than 5% of its assets in securities that aren't rated investment grade (at least BBB or Baa) by a nationally recognized rating agency. The Total Return Bond Fund also may invest in securities rated less than A, including up to 10% of its assets in securities rated BB, Ba or B by a nationally recognized rating agency.

  The weighted average duration of the portfolios of the PIA Income Funds will differ. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The weighted average duration of the portfolios of the PIA Income Funds will range as follows:

                                                 SHORT END    LONG END
                                                 ---------   ---------
      Short-Term Government Fund                  6 months    3 years
      Total Return Bond Fund                       1 year     10 years
      Global Bond Fund                             1 year     10 years

  In selecting investments for the PIA Income Funds, the investment adviser primarily will consider credit quality, duration and yield. The investment adviser actively trades each Fund's portfolio. Each Fund's annual portfolio turnover rate may exceed 100%.

3.  WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?

  Investors in the PIA Income Funds may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

  O MARKET RISK: The prices of the securities in which the Funds invest may decline for a number of reasons.

  O INTEREST RATE RISK: In general, the value of bonds and other debt securities rises when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

  O CREDIT RISK: The issuers of the bonds and other debt securities held by the Funds may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

  O  PREPAYMENT RISK:   Issuers of securities held by a Fund may be able to
prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average effective maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

  O RISKS ASSOCIATED WITH MORTGAGE-BACK SECURITIES: These include Market Risk, Interest Risk, Credit Risk, Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

  O LIQUIDITY RISK: Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices.

  O CURRENCY RISK: The U.S. dollar value of foreign securities traded in foreign currencies (and any interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect a Fund.

Because of these risks prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the PIA Income Funds.

4.  HOW HAVE THE FUNDS PERFORMED?

  The bar charts and tables that follow provide some indication of the risks of investing in the PIA Short-Term Government Securities Fund and the PIA Global Bond Fund by showing changes in each Fund's performance from year to year and how their average annual returns over various periods compare to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index with respect to the Short-Term Government Fund and the performance of the Lehman Brothers U.S. Government Bond Index with respect to the Global Bond Fund. Please remember that a Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The PIA Total Return Bond Fund commenced operations on September 1, 1998 and has not completed a full calendar year of operations.

                   PIA SHORT-TERM GOVERNMENT SECURITIES FUND
                        (TOTAL RETURN PER CALENDAR YEAR)
                   1995                               8.04%
                   1996                               6.83%
                   1997                               6.74%
                   1998                               6.77%

----------------
Note: During the four year period shown on the bar chart, the Fund's highest total return for a quarter was 3.21% (quarter ended September 30, 1998) and the lowest total return for a quarter was 0.49% (quarter ended December 31, 1998).

AVERAGE ANNUAL TOTAL RETURNS                                       SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 1998)              PAST YEAR       FUND (APRIL 22, 1994)
------------------------------------------              --------- ----------------------------------
PIA Short-Term Government Securities Fund                  6.77%                 6.73%
Lehman Brothers 1-3 Year U.S. Government Bond Index*<F1>   6.97%                 6.46%
--------------
*<F1>The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds having an effective maturity of not less than one year or more than three years weighted according to market capitalization.

                              PIA GLOBAL BOND FUND
                        (TOTAL RETURN PER CALENDAR YEAR)

                   1998                              10.74%

---------------
Note: During the one year period shown on the bar chart, the Fund's highest total return for a quarter was 7.25% (quarter ended September 30, 1998) and the lowest total return for a quarter was -0.13% (quarter ended December 31, 1998).

AVERAGE ANNUAL TOTAL RETURNS                                       SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 1998)              PAST YEAR        FUND (APRIL 1, 1997)
-------------------------------------------             ---------  -------------------------------
PIA Global Bond Fund                                      10.74%                 8.60%
Lehman Brothers U.S. Government Bond Index*                9.85%                11.71%
---------
*<F2> The Lehman Brothers U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds weighted according to market capitalization.

                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA Income Funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                   SHORT-TERM       TOTAL RETURN      GLOBAL
                                                GOVERNMENT FUND      BOND FUND      BOND FUND
                                                ----------------    ------------   -----------
    Maximum Sales Charge (Load)
      Imposed on Purchases (as a
      percentage of offering price)........     No Sales Charge No Sales Charge  No Sales Charge
    Maximum Deferred Sales Charge (Load)...       No Deferred     No Deferred      No Deferred
                                                  Sales Charge    Sales Charge     Sales Charge
    Maximum Sales Charge (Load)
      Imposed on Reinvested Dividends
      And Distributions....................     No Sales Charge No Sales Charge  No Sales Charge
    Redemption Fee.........................           None            None             None
    Exchange Fee...........................           None            None             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    Management Fees........................          0.20%            0.30%            0.40%
    Distribution and/or Service (12b-1) Fees         0.05%            0.00%*<F3>       None
    Other Expenses.........................          0.21%            0.33%*<F3>       0.98%
    Total Annual Fund Operating Expenses...          0.46%*<F3>       0.63%*<F3>       1.38%*<F3>
----------------

*<F3> The PIA Short-Term Government Securities Fund and the PIA Global Bond Fund had actual Total Annual Fund Operating Expenses for the most recent fiscal year that were less than the amounts shown.  The investment adviser, Pacific Income Advisers,
      Inc., reimbursed each of these Funds to the extent necessary to insure that the Total Annual Operating Fund Expenses did not exceed the amounts stated below.  The PIA Total Return Bond Fund did not commence operation until September 1, 1998 so it has estimated its "Other Expenses".  (The Total Return Bond Fund will not pay any 12b-1 fees during the fiscal year ending
      November 30, 1999, but in later fiscal years may pay 12b-1 fees in an amount not to exceed on an annual basis 0.25% of its average daily net assets.)  Pacific Income Advisers, Inc. will reimburse the PIA Total Return Bond Fund to the extent necessary to insure that its Total Annual Fund Operating Expenses do not exceed 0.40%.  Pacific Income Advisers, Inc. may discontinue reimbursing the PIA Income Funds at any time but will not do so prior to November 30, 1999.

      After reimbursement, the actual "Total Annual Fund Operating Expenses" for the Short-Term Government Fund and the Global Bond
      Fund and the estimated actual "Total Annual Fund Operating Expenses" for the Total Return Bond Fund are:

                  SHORT-TERM GOVERNMENT FUND                0.30%
                  TOTAL RETURN BOND FUND                    0.40%
                  GLOBAL BOND FUND                          0.51%

EXAMPLE

  This Example is intended to help you compare the cost of investing in the PIA Income Funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                 ------     -------     -------     --------
   Short-Term Government Fund..  $  47        $148        $258     $   579
   Total Return Bond Fund......  $  64        $202        $351     $   786
   Global Bond Fund............   $140        $437        $755      $1,657

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. government securities"). This Fund will invest at least 65% of its net assets in short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than 3 years. The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market. This Fund will invest at least 65% of its net assets in "bonds". The Funds consider a "bond" to be any debt instrument other than a money market debt instrument. The Global Bond Fund seeks a high level of current income through investing in bonds denominated in U.S. dollars and other currencies. This Fund also will invest at least 65% of its net assets in bonds. None of the PIA Income Funds may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the PIA Income Funds might not earn income and investors could lose money.

         HOW WE INVEST OUR ASSETS - FIRST WE TARGET PORTFOLIO DURATION

  In assembling each Fund's portfolio, our Adviser first determines a target duration for each Fund. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond's maturity and its duration. A 5% coupon bond having a ten year maturity will have a duration of approximately 7.5 years. Similarly, a 5% coupon bond having a three year maturity will have a duration of approximately 2.6 years. The weighted average duration of the Short-Term Government Fund will range from 6 months to 3 years and for each of the Total Return Bond Fund and Global Bond Fund will range from 1 year to 10 years. The actual duration for each Fund will depend on our Adviser's outlook on the shape of the yield curve of fixed income securities. Our Adviser, Pacific Income Advisers, Inc., maintains a data base of historical yield curve shapes and has developed a methodology of analyzing these shapes. It believes that deviations from the normal yield curve, which from time to time happen, provide investors with the opportunity to achieve above average returns on a risk-adjusted basis. When a deviation from the normal yield curve occurs, our Adviser will have the Funds invest in those securities which it believes will experience the largest declines in relative yield when the yield curves "spring back" to a more normal shape. For example

  o When the yield curve is relatively steep, our Adviser will tend to increase the Funds' weighted average duration;

  and

  o When the yield curve is flat or inverted, our Adviser will tend to decrease the Funds' weighted average duration.

        HOW WE INVEST OUR ASSETS - NEXT WE ALLOCATE AMONG ASSET CLASSES

PIA SHORT-TERM GOVERNMENT SECURITIES FUND

  The Short-Term Government Fund primarily invests in two broad asset classes, Mortgage-Backed Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and other U.S. government securities. Our Adviser will allocate the Fund's assets between these broad asset classes depending on the relative investment attractiveness of these classes. Our Adviser may also invest a small portion of this Fund's assets in securities rated A or better by a national securities rating agency when the difference in yield between similar government and non-government securities is high.

PIA TOTAL RETURN BOND FUND

  The Total Return Bond Fund primarily invests in three broad asset classes, U.S. Treasury securities, Mortgage-Backed Securities and investment grade corporate debt securities. Again our Adviser will allocate the Fund's assets between these broad asset classes depending on the relative investment attractiveness of these classes. The Fund will not invest in other classes of debt securities unless our Adviser believes that on a risk adjusted basis other asset classes are more attractive. For example the Fund may invest a small portion (up to 10%) of its assets in debt securities rated less than investment grade.

  In determining the relative investment attractiveness of a broad asset class, the Adviser considers risk as well as yield. Usually investing in securities with a high yield involves more risk of loss than investing in securities with a low yield. Our Adviser attempts to keep the Fund's portfolio risk (or volatility) below that of the Lehman Brothers Government/Corporate Bond Index over a full market cycle. The two principal components of risk of a debt security are duration and credit quality.

PIA GLOBAL BOND FUND

  The Global Bond Fund invests primarily in U.S. government securities and securities issued by foreign governments. Because the average dollar-weighted rating of the securities held by the Global Bond Fund will normally be AA or Aa, the Global Bond Fund invests primarily in securities issued by the G-7 nations (United States, Canada, France, Germany, Italy, Japan and the United Kingdom) as well as a handful of other countries like Australia or New Zealand. Our Adviser allocates the Fund's assets among these countries depending on the relative investment attractiveness of these countries. The Fund will not invest in other classes of debt securities unless our Adviser believes that on a risk-adjusted basis other asset classes are more attractive. For example the Fund may invest in investment grade corporate debt securities and debt securities of supranational entities. Supranational entities are entities designated or supported by more than one government. Examples include the World Bank and the Asian Development Bank.

  In allocating this Fund's assets our Adviser emphasizes the intermediate-term economic fundamentals of the various countries in which it invests. While it monitors day-to-day fluctuations in particular currency and bond markets, it does not change country allocations in response to these fluctuations.

       HOW WE INVEST OUR ASSETS - FINALLY WE SELECT INDIVIDUAL SECURITIES

  After having determined the target duration and allocation among asset classes, our Adviser looks for the most attractive yields in the various asset classes. Within each of the broad asset classes, there are numerous sectors. For a number of reasons securities of one sector may have higher or lower yields, on a risk-adjusted basis, than securities of another sector. Our Adviser will attempt to take advantage of the yield differentials among sectors.

                               PORTFOLIO TURNOVER

  Our Adviser actively trades each Fund's portfolio. It does so to take advantage of the inefficiencies of the markets for debt securities. Each Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs reduce total return. Higher portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                                     RISKS

  There are a number of risks associated with the various securities in which the Fund will at times invest. These include:

  O RISKS ASSOCIATED WITH ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Although adjustable and floating rate debt securities tend to be less volatile than fixed-rate debt securities, they nevertheless fluctuate in value. A sudden and extreme increase in prevailing interest rates may cause adjustable and fixed-rate debt securities to decline in value because

  o there may be a time lag between the increases in market rates and an increase in the interest paid on the adjustable or floating rate security

  o there may be limitations on the permitted increases in the interest paid on adjustable or floating rate security so that the interest paid does not keep pace with increases in market interest rates

  o the duration of adjustable rate securities which are Mortgage-Backed Securities may increase because of slowing of prepayments causing investors to consider these securities to be longer term securities.

  O RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuation in value in response to changing interest rates than debt obligations that pay interest currently.

  O RISKS ASSOCIATED WITH FOREIGN SECURITIES. In addition to currency risk there is often less information publicly available about foreign issuers than U.S. issuers. The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than in the U.S. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.

  O RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. The Total Return Bond Fund and the Global Bond Fund may invest in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of a Fund to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

                            MANAGEMENT OF THE FUNDS

             PACIFIC INCOME ADVISERS MANAGES THE FUNDS' INVESTMENTS

  Pacific Income Advisers (the "Adviser") is the investment adviser to each of the PIA Income Funds. The Adviser's address is:

             1299 Ocean Avenue, Suite 210, Santa Monica, CA  90401

  The Adviser has been in business since 1987. As the investment adviser to each Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. Each Fund pays the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

            PIA Short-Term Government Securities Fund   0.20%
            PIA Total Return Bond Fund                  0.30%
            PIA Global Bond Fund                        0.40%

  The day-to-day management of each Fund's portfolio is conducted by a committee of employees of the Adviser.

         THE ADVISER MANAGED THE PIA FIXED INCOME GROUP TRUST WHICH WAS
               THE PREDECESSOR TO THE PIA TOTAL RETURN BOND FUND

  On September 1, 1998 the Total Return Bond Fund acquired all of the portfolio securities, cash and cash equivalents then owned by the PIA Fixed Income Group Trust (the "Trust") in exchange for shares of the Total Return Bond Fund. After the exchange, the Trust liquidated and distributed the shares of the Total Return Bond Fund to its beneficiaries. We are providing historical performance data of the Trust measured against the Lehman Brothers Government/Corporate Bond Index (the "Index"). The Adviser calculated the historical performance data in accordance with the requirements of the Securities and Exchange Commission. Although the Adviser managed the Trust and now manages the Total Return Bond Fund in a manner that in all material respects is equivalent to that of the Trust in regard to policies, objectives, guidelines and restrictions, investors should not consider the performance information to be an indication of future performance of the Total Return Bond Fund. Investors should not rely on the historical performance data when making a decision to invest in the Total Return Bond Fund. The Trust was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected its performance results. The performance information for the Trust assumes that all distributions were reinvested and are net of management fees (which were the only expenses borne by the Trust) equal to 0.45% per annum of average net assets. The performance information for the Index assumes the reinvestment of income.

  The performance information of the Trust and the Index is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.

                             ANNUAL RATES OF RETURN

                                                YEARS ENDED DECEMBER 31
                                              1994    1995    1996    1997
                                             -----   -----   -----   -----
      The Trust............................  (3.26%)  19.23%  3.49%   9.88%
      The Index*<F4>.......................  (3.51%)  19.24%  2.90%   9.76%
---------------
*<F4> The Lehman Brothers Government/Corporate Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds and all SEC-registered corporate debt weighted according to market capitalization.

                       COMPOUNDED ANNUAL RATES OF RETURN
                     (FOR THE PERIOD ENDED AUGUST 31, 1998)
                                                            SINCE INCEPTION
                              1 YEAR   3 YEARS    5 YEARS    JUNE 30, 1993
                             -------  --------   --------    --------------
   The Trust................  11.49%    8.46%       6.88%        7.20%
   The Index ...............  11.42%    8.27%       6.69%        7.06%

  Please remember that past performance is not necessarily an indication of future performance. The investment return and principal value of an investment in the Total Return Bond Fund will fluctuate, and an investor's proceeds upon redemption may be more or less than the original cost of the shares. If the performance of the Trust had been adjusted to reflect the estimated expenses of the Total Return Bond Fund before reimbursement, the performance would have been lower.

                                   YEAR 2000

  The Funds are addressing the "Year 2000" issue. The "Year 2000" issue stems from the use of a two-digit format to define the year in certain date-sensitive computer application systems rather than the use of a four digit format. As a result, date-sensitive software programs could recognize a date using "00" as the year 1900 rather than the year 2000. This could result in major systems or process failures or the generation of erroneous data, which would lead to disruptions in the Funds' business operations.

  The Funds have no application systems of their own and are entirely dependent on their service providers' systems and software. The Funds are working with their service providers (including the Adviser, administrator, transfer agent and custodian) to identify and remedy any Year 2000 issues. However, the Funds cannot guarantee that all Year 2000 issues will be identified and remedied, and the failure to successfully identify and remedy all Year 2000 issues could result in an adverse impact on the Funds. The Year 2000 issue could also have a negative impact on the companies in which the Funds invest, and this could hurt the Funds' investment returns.

                                DISTRIBUTION FEES

  The Short-Term Government Fund and the Total Return Bond Fund have adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows the Short-Term Government Fund and the Total Return Bond Fund to use part of their assets (up to 0.05% of the Short-Term Government Fund's average daily net assets and up to 0.25% of the Total Return Bond Fund's average daily net assets) to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE

  The price at which investors purchase shares of each Fund and at which shareholders redeem shares of each Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

  The Funds may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not calculate their net asset values. To the extent they do so, their net asset values may change on days when investors cannot purchase or redeem Fund shares.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

  1.  Read this Prospectus carefully

  2. Determine how much you want to invest keeping in mind the following minimums:

      A.NEW ACCOUNTS
        o  Individual Retirement Accounts and
                qualified retirement plans                          $   100
        o  Automatic Investment Plan                                $   100
        o  All other accounts                                        $1,000

      B.EXISTING ACCOUNTS
        o  Dividend reinvestment                                 No Minimum
        o  All accounts                                            $     50

  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the stub attached to your Fund's confirmation statements. If you don't have the stub, prepare a brief letter stating the registration of your account, the name of the Fund whose shares you want to purchase and your account number. (The Fund has additional Purchase Applications and confirmation stubs if you need them.) If you have any questions, please call 1-800-628-9403.

  4. Make your check payable to "Monterey PIA Short-Term Government Securities Fund", "Monterey PIA Total Return Bond Fund" or "Monterey PIA Global Bond Fund." All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Funds will not accept cash or third party checks. AMERICAN DATA SERVICES, INC., THE FUNDS' TRANSFER AGENT, WILL CHARGE A $15 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

  5.  Send the application and check to:
      Monterey Mutual Funds
      P. O. Box 640284
      Cincinnati, OH  45264

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

  Some broker-dealers may sell shares of the PIA Income Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.

  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as an investment alternative in the programs they offer or administer. Servicing agents may:

  1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirement.

  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

  3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

  5. Be authorized to accept purchase orders on behalf of the Funds. This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND

  The Funds may reject any share purchase applications for any reason. The Funds will not accept purchase orders made by telephone unless they are from a Servicing Agent which has an agreement with the Funds.

  The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

  The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds offer the following retirement plans:

  o  Traditional IRA
  o  Roth IRA

  Investors can obtain further information about the automatic investment plan and the IRAs by calling the Funds at 1-800-628-9403. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

                                 REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:
      o  the name of the Fund(s)
      o  account number(s)
      o  the amount of money or number of shares being redeemed
      o  the name(s) on the account
      o  daytime phone number
      o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, American Data Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. If there are certificates representing your shares, endorse the certificates or execute a stock power. Again you must endorse certificates and sign stock powers exactly as your shares are registered.

  4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

      o The redemption proceeds are to be sent to an address other than the address of record

      o When you purchased shares you did not complete the section of the Purchase Application concerning signature guarantees.

  A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE
      GUARANTEE.

  5.  Send the letter of instruction and certificates, if any, to:
      Monterey Mutual Funds
      c/o American Data Services, Inc.
      P.O. Box 5536
      Hauppauge, NY  11788

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

  1. Instruct American Data Services, Inc. that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option. Shares represented by certificates cannot be redeemed by telephone.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call American Data Services, Inc. at 1-800-628-9403. Please do not call the Funds or the Adviser.

HOW TO REDEEM (SELL) SHARES BY WRITING CHECKS

                       (SHORT-TERM GOVERNMENT FUND ONLY)

  1. Instruct American Data Services, Inc. that you want the option of redeeming shares of the Short-Term Government Fund by writing checks on your account. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. American Data Services, Inc. will provide you with checks, which are free. Shares represented by certificates cannot be redeemed by writing checks.

  2. You must make your check payable in an amount equal to or larger than $500. Please keep in mind that because the value of your shares of the Short-Term Government Fund fluctuate, you will not know how many shares you are redeeming. Accordingly, you should not try to close your shareholder account by writing a check.

  3. The Short-Term Government Fund may modify or terminate the check writing privilege at any time.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  1. American Data Services, Inc. receives your written request in proper form with all required information.

  2. American Data Services, Inc. receives your authorized telephone request with all required information.

  3. A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

  For those shareholders who redeem shares by mail or by telephone, American Data Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

  1.  The redemption may result in a taxable gain.

  2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  5. American Data Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and American Data Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor American Data Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact American Data Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.

  7. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.

  8. The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

  Shares of any of the PIA Income Funds may be exchanged for shares of

  o  Any other PIA Income Fund
     Or the following Monterey Mutual Funds
     - Murphy New World Technology Fund
     - Murphy New World Biotechnology Fund
     - Murphy New World Technology Convertibles Fund

at their relative net asset values. Shares of the PIA Income Funds may not be exchanged for any of the Monterey Investors Funds. (The Monterey Investors Funds are the Camborne Government Income Fund, the OCM Gold Fund and the PIA Equity Fund.) You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

  1. Read this Prospectus and, if applicable, the Prospectus for the Murphy New World Funds.

  2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Income Funds have the same minimum requirements as the Murphy New World Funds.)

  3. Call American Data Services, Inc. at 1-800-628-9403 between the hours of 9:00 a.m. and 4:00 p.m. Eastern time on days the New York Stock Exchange is open. (Prior to calling American Data Services, Inc., you must instruct American Data Services, Inc. that you want the option of exchanging shares. This can be done by completing the appropriate section on the Purchase Application or by writing to American Data Services, Inc. requesting this option.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. You have two distribution options:

  O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

  O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to American Data Services, Inc. or by calling 1-800-628-9403.

  Although the Short-Term Government Fund pays income dividends monthly, it declares daily as a dividend its net investment income for that day. When you purchase shares of the Short-Term Government Fund, you will begin to earn dividends the first business day following your purchase. When you redeem your shares you will receive the dividend the Short-Term Government Fund declares on the redemption date. If you redeem all of the shares in your account, you will receive any unpaid dividends with the redemption proceeds. If you redeem less than all of the shares in your account, you will receive any unpaid dividends on the next monthly payment date. The Short-Term Government Fund includes income earned on weekends and holidays in the dividend declared on the preceding business day. Effective July 1, 1999 the Short-Term Government Fund will no longer declare dividends daily, but will continue to pay dividends monthly.

  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McGladrey & Pullen, LLP, whose report, along with the Funds' financial statements, are included in the Annual Report which is available upon request.

                                                PIA SHORT-TERM GOVERNMENT SECURITIES

                                                                          FOR THE YEARS ENDED
                                                                                                                 4/22/94(1)<F6>
                                                                                                                      THRU
                                             11/30/98          11/30/97      11/30/96(2)<F7>    11/30/95(2)<F7>     11/30/94
                                             --------          --------       --------------    --------------      --------
Net Asset Value, Beginning of Period........  $10.26            $10.21            $10.12             $9.98           $10.00
                                              ------            ------            ------            ------           ------
Income from investment operations:
  Net Investment Income ....................    0.57              0.61              0.56              0.57             0.27
  Net Realized and Unrealized Gain (Loss)
    on Investments .........................    0.13              0.06              0.19              0.14            (0.02)
                                              ------            ------            ------            ------           ------
Total from Investment Operations ...........    0.70              0.67              0.75              0.71             0.25
                                              ------            ------            ------            ------           ------
Less Distributions:
  Dividends (from net investment income)....   (0.57)            (0.61)            (0.56)            (0.57)           (0.27)
  Distributions (from net realized gains) ..   (0.01)            (0.01)            (0.10)            (0.00)            0.00
                                              ------            ------            ------            ------           ------
Net Asset Value, End of Period ...........    $10.38            $10.26            $10.21            $10.12            $9.98
                                              ------            ------            ------            ------           ------
                                              ------            ------            ------            ------           ------
TOTAL RETURN ...............................   6.99%             6.56%             7.68%             7.50%             2.50%(3)<F8>
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s) ........  56,989            52,912            20,464             3,405            2,041
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement .............   0.46%             0.55%             1.19%             2.01%             3.46%(4)<F9>
  After expense reimbursement ..............   0.30%             0.30%             0.44%             0.46%             0.44%(4)<F9>
Ratio of Net Investment Income to Average
  Net Assets................................   5.51%             5.77%             5.51%             5.71%             4.68%(4)<F9>
Portfolio Turnover Rate .................... 138.44%            63.08%            21.54%              164%             210%

  (1)<F6> Commencement of Operations.
  (2)<F7> Based on average shares outstanding.
  (3)<F8> Not Annualized.
  (4)<F9> Annualized.

                                                       PIA TOTAL RETURN BOND

                                                                        FOR THE PERIOD
                                                                        9/1/98(1)<F10>
                                                                        THRU 11/30/98
                                                                        --------------
Net Asset Value, Beginning of Period....................................    $20.00
                                                                            ------
Income from investment operations:
  Net Investment Income.................................................      0.27
  Net Realized and Unrealized Gain (Loss) on Investments ...............      0.26
                                                                            ------
Total from Investment Operations .......................................      0.53
                                                                            ------
Less Distributions:
  Dividends (from net investment income)................................     (0.26)
                                                                            ------
Net Asset Value, End of Period .........................................    $20.27
                                                                            ------
                                                                            ------
TOTAL RETURN ...........................................................     2.65%(2)<F11>
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s) ....................................    24,944
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement .........................................     0.63%(3)<F12>
  After expense reimbursement ..........................................     0.40%(3)<F12>
Ratio of Net Investment Income to Average Net Assets ...................     5.49%(3)<F12>
Portfolio Turnover Rate ................................................    13.22%
---------------

  (1)<F10>     Commencement of Operations.
  (2)<F11>     Not Annualized.
  (3)<F12>     Annualized.

                                                        PIA GLOBAL BOND FUND

                                                              FOR THE YEARS ENDED
                                                                        4/1/97(1)<F13> THRU
                                                             11/30/98        11/30/97
                                                             --------     --------------
Net Asset Value, Beginning of Period........................  $20.33           $20.00
                                                              ------           ------
Income from investment operations:
  Net Investment Income ....................................     .99             0.50
  Net Realized and Unrealized Gain (Loss) on Investments ...    1.03             0.32
                                                              ------           ------
Total from Investment Operations ...........................    2.02             0.82
                                                              ------           ------
Less Distributions:
  Distributions (from net investment income) ...............   (1.04)          (0.49)
                                                              ------           ------
Net Asset Value, End of Period .............................  $21.31           $20.33
                                                              ------           ------
                                                              ------           ------
TOTAL RETURN ...............................................  10.23%            4.15%(2)<F14>
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s) ........................   6,058            5,585
Ratio of Expenses to Average Net Assets:
  Before expense reimbursement .............................   1.38%            2.05%(3)<F15>
  After expense reimbursement ..............................   0.52%            0.51%(3)<F15>
Ratio of Net Investment Income to Average Net Assets .......   4.80%            4.71%(3)<F15>
Portfolio Turnover Rate .................................... 176.66%           82.47%
----------------
  (1)<F13>     Commencement of Operations.
  (2)<F14>     Not Annualized.
  (3)<F15>     Annualized.

  To learn more about the PIA Income Funds you may want to read the PIA Income Funds' Statement of Additional Information (or "SAI") which contains additional information about the PIA Income Funds. The PIA Income Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the PIA Income Funds' investments by reading the PIA Income Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the PIA Income Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-251-1970.

  Prospective investors and shareholders who have questions about the PIA Income Funds may also call the following number or write to the following address.

                              Monterey Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                            Santa Monica, CA  90401
                                 1-800-251-1970

  The general public can review and copy information about the PIA Income Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-800-SEC-0330 for information on the operations of the Public Reference Room.) Reports and other information about the PIA Income Funds are also available at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-6009

  Please refer to the PIA Income Funds' Investment Company Act File No. 811-04010 when seeking information about the PIA Income Funds from the Securities and Exchange Commission.


ACCOUNT APPLICATION:                                      MONTEREY MUTUAL FUND
-------------------------------------------------------------------------------

                              Mail to:  MONTEREY MUTUAL FUND
                                        P.O. Box 640284
                                        Cincinnati, OH  45264-0284

     For individual, custodial, trust, profit-sharing or pension plan accounts. Do not use this form for IRA's - a special form is available from the Fund. For information call 1-800-251-1970.

ACCOUNT REGISTRATION

-------------------------------------------------------------------------------
Name of Owner(s) (Institutional, Individual, Joint, Custodian or Trustee)

-------------------------------------------------------------------------------
Mailing Address

----------------------------------------------------- (----)-------------------
City                        State        Zip          Daytime Telephone Number

-------------------------------------------------------------------------------
Social Security Number or Taxpayer Identification Number
       Citizen of o   United States
                  o   Other (specify)-------------------------------------

INVESTMENT
  Please indicate the amount you wish to invest ($1,000 minimum)

   BY CHECK(S) made payable to:
   o Monterey PIA Short-Term Government Securities Fund     $----------------
   o Monterey PIA Total Return Bond Fund                    $----------------
   o Monterey PIA Global Bond Fund                          $----------------

   Multiple investments require separate checks.
   o BY WIRE, (Please call 1-800-628-9403 for instructions)
     (Indicate date and amount of wire: Date ----------)
   Multiple investments may be done with a single
   wire transfer. Enter separate amounts above,
   total wire amount here.                                  $----------------

DISTRIBUTIONS

   Distributions will be reinvested in additional shares unless one of the following boxes is checked.

   o Send me a check for all distributions
   o Send me a check for dividends but reinvest capital gain distributions

SIGNATURES AND CERTIFICATION

     I (we) understand that certificates for the shares purchased hereby will be issued only upon request. I represent that I am of legal age and have legal capacity to make this purchase and have received and read a current prospectus of the Fund. I certify under penalty of perjury that:

     1. The social security or other tax identification number stated above is correct.

     2. I am not subject to backup withholding because #<F16>

        o A. The IRS has not informed me that I am subject to backup withholding.
        o B. The IRS has notified me that I am no longer subject to backup withholding.

     #<F16> Check the appropriate box. If this statement is not true and you are subject to backup withholding strike out section 2.

------------------------------------------------------------------  -----------
Signature of Owner, Trustee or Custodian                            Date

------------------------------------------------------------------  -----------
Signature of Joint Owner, Trustee or Custodian                      Date

REDUCED SALES CHARGE

     LETTER OF INTENT (OPTIONAL)

     o I agree to be bound by the description of the Letter of Intent contained in the Fund's Prospectus and/or Statement of Additional Information to escrow certain of my shares in accordance therewith. Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of a series of Monterey Mutual Fund in an aggregate amount (including shares currently held) at least equal to that which is checked below:

       o  $100,000 to $249,999           o   $250,000 to $499,999
       o  $500,000 to $999,999           o   $1,000,000 or more

     If a previous purchase has been made within 90 days, please check this box and provide the account number:

       o  Account number---------------------------

     RIGHT OF ACCUMULATION DISCOUNTS

     o I qualify for the Right of Accumulation as described in the Fund's Prospectus and/or Statement of Additional Information. Listed below are all the accounts in any series of Monterey Mutual Fund which should be credited to my Letter of Intent or combined with for the purposes of calculating a reduced sales charge:

       Account number(s):
       ------------------    ------------------    ------------------
       ------------------    ------------------    ------------------

PIA SHORT-TERM GOVERNMENT SECURITIES FUND CHECK REDEMPTION

     O By checking this box, the investor elcects this privilege.
     PROVISIONS: If the shares are being registered in the name if an individual or joint tenants, redemption checks will be sent to your automatically if you check this box. Blank checks will be mailed to you within two weeks after you receive confirmation of your investment, unless additional documentation is required.

     "EITHER/OR" CHECKING
     Please note that the signature of one joint owner is on behalf of himself and as attorney-in-fact on behalf of each other joint owner by appointment. This agreement shall not be affected by the subsequent disability or incompetence of any joint owner, and revocation will only be effective two business days after receipt by the Transfer Agent of a signed notice of any joint owner.

                                THE PIA INCOME FUNDS

SYSTEMATIC WITHDRAWAL PLAN

     A.Withdrawal Plan amount ($100 minimum for each withdrawal)
          I would like to withdraw the following amount for each systematic payment: $--------------

     B.Withdrawal Plan frequency (check one)
       o  Monthly beginning with the following date:----------------
       o  Quarterly beginning with the following date:--------------

     Note: Systematic Withdrawal Plan payments are made on or about the 25th business day of each month. Requests for any changes must be submitted in writing to American Data Services, Inc. prior to the 10th of the month preceding the next payment date.

     C.Please complete this section if payments are to be sent to a different name and/or address from that stated in the account registration:

     ----------------------------------------------
     Name of Payee or Name of Bank
     PROVISIONS: The Monterey Mutual Fund Systematic Withdrawal Plan is available for any shareholder account worth at least $10,000. By completing this form, you are appointing the Fund as your agent to redeem shares in your account to make periodic payments. A $100 minimum applies to each withdrawal payment. If share certificates are held for your account, you must return them to the Fund before the Plan can be put into effect. Payments will be made by redeeming the appropriate number in the account at the current net asset value. Redemption's will be made on the 25th business day of the month or on the next business day if the 25th is a holiday. Payments are normally mailed within two business days after the redemption. Withdrawal payments should not be regarded as income or yield on your investment, since a part of each payment will normally consist of a return of capital. Depending on size and frequency of your payments and the fluctuation in value of the Fund's portfolio, using the Plan may reduce or even exhaust your account.

TELEPHONE EXCHANGE AUTHORIZATION

     o    By checking this box, the investor elects this privilege.
     PROVISIONS: The investor authorizes the transfer agent to effect exchanges for the account based on telephone instructions from the investor or his dealer and to register shares of the Fund to be acquired exactly the same as those in the investor's existing account. The investor agrees that the transfer agent, the Distributor and the Fund will not be liable for any loss, liability, cost or expense for acting on the instructions believed by them to be genuine and will not be responsible for the authenticity of any telephone instructions. The investor understands that telephone calls may be recorded on tape. Authorizing an exchange constitutes an acknowledgment that the investor has received and read the current prospectus of the Fund being acquired.

REDEMPTION AUTHORIZATION

     o By checking this box, the investor elects this privilege. If this box is not checked, all required documents must be in proper form as stated in the prospectus.
     PROVISIONS: The investor authorizes the transfer agent to accept instructions by telephone or in writing without a signature guarantee to redeem shares. The investor agrees that the transfer agent, Star Bank, Monterey Mutual Fund, its affiliated companies and their officers or employees shall not be required to examine the genuineness of any signature or oral instructions to redeem, or the authority or competency of the person(s) giving such instructions and agrees to indemnify the transfer agent, Star Bank, Monterey Mutual Fund and other such persons against, and hold harmless from, all losses, claims, expenses and liabilities that may be based upon such matters and upon the failure to make such examination.

DEALER INFORMATION

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Dealer Name                        Representative's Name
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Branch Address                     Phone No.                 AE#
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City            State       Zip

Send duplicate statements to branch office?     o  YES     o  NO